EXHIBIT 10.4

SECOND OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS

THIS SECOND OMNIBUS AMENDMENT (this "Amendment"), is made as of _______________, 2016, by and between CÜR Media, Inc., a Delaware corporation (the "Company"), and the Buyer set forth on the signature page hereto (the "Buyer").

WHEREAS, the Company and the Buyer entered into a Securities Purchase Agreement (the "Purchase Agreement") in connection with the private placement offering (the "Prior Note Offering") of the Company's 12% Unsecured Convertible Promissory Notes (each, an "Existing Note" and, collectively, the "Existing Notes"), with respect to which closings occurred between October 20, 2015 and January 14, 2016, pursuant to which the Buyer purchased an Existing Note in the principal amount set forth below the Buyer's name on the signature page hereto; and

WHEREAS, the Existing Note provides for, among other things, the conversion of the outstanding principal amount of the Existing Note, together with accrued and unpaid interest due thereon, into units of the Company's securities (each, a "Unit" and, collectively, the "Units"), each Unit consisting of one share (each, a "Unit Share" and, collectively, the "Unit Shares") of the Company's common stock, $0.0001 par value per share ("Common Stock"), and one five-year warrant (each, a "Unit Warrant" and, collectively, the "Unit Warrants") to purchase one additional share (each, a "Unit Warrant Share" and, collectively, the "Unit Warrant Shares") of the Company's Common Stock; and

WHEREAS, the Buyer's signature on the Purchase Agreement's Omnibus Signature Page also constituted his, her, or its agreement to join the Registration Rights Agreement (the "Registration Rights Agreement"), among the Company, the Buyer and the other parties thereto, and the Escrow Agreement (the "Escrow Agreement"), among the Company, the Buyer and the other parties thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof (the Purchase Agreement, the Note, the Registration Rights Agreement, the Escrow Agreement, the Unit Warrant, and the other documents and instruments executed in connection with the Prior Note Offering, collectively, the "Transaction Documents"); and

WHEREAS, the Company is currently conducting a new private placement offering ("New Note Offering") of the Company's 12% Senior Secured Convertible Promissory Notes (each, a "New Note" and, collectively, the "New Notes"); and

WHEREAS, the Company and the Buyer desire to amend certain of the terms and conditions of the Transaction Documents so that they correspond with the terms and conditions offered in the New Note Offering, and to confirm the ranking between the Company's obligations, liabilities and indebtedness under the Prior Notes (the "Subordinated Debt") in relation to the obligations, liabilities and indebtedness under the New Notes (the "Senior Debt"), as further set forth herein.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1

1. Definitions; References. Unless otherwise specified herein, each term used herein that is defined in the Transaction Documents shall have the meaning assigned to such term in the Transaction Documents, as applicable. Each reference to "hereof," "hereto," "hereunder," "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference, contained in the Transaction Documents shall from and after the date hereof refer to the applicable Transaction Document as amended hereby.

2. Amendment to Note.

2.1 The parties hereby agree that Section 1.02(a) of the Note shall be deleted and replaced in its entirety by the following:

"Section 1.02

(a) Mandatory Conversion. Upon the closing of a financing (a "Qualified Offering") by the Company during the term of the Note (the "Conversion Date") involving the sale of at least $15,000,000 in equity securities by the Company (and/or securities convertible into equity securities of the Company (the "Equity Financing Securities)), all of the outstanding principal amount of this Note, together with accrued and unpaid interest due thereon, shall automatically, without the necessity of any action by the Holder or the Company, convert (the "Mandatory Conversion") into units of the Company (the "Units") at a conversion price per Unit equal to the lesser of 80% of (a) the price per share of the Equity Financing Securities sold in the Qualified Offering, or (b) $7.00 (the "Mandatory Conversion Price"). Each Unit shall consists of one share (the "Unit Shares") of the Company's common stock, $0.0001 par value per share (the "Common Stock"), and one five-year warrant (the "Unit Warrants") to purchase one additional share (the "Unit Warrant Shares") of Common Stock at an exercise price equal to 125% of the price per share of the Equity Financing Securities sold in the Qualified Offering. The number of Units issuable upon a Mandatory Conversion of this Note shall be determined by the quotient obtained by dividing (i) the outstanding principal amount of this Note being converted plus accrued but unpaid interest thereon on the Conversion Date by (ii) the Mandatory Conversion Price. The calculation by the Company of the number of Units to be received by the Holder upon conversion hereof, shall be conclusive absent manifest error. No fraction of Units will be issued on conversion, but the number of Units shall be rounded to the nearest whole number of Units. On the Conversion Date, as the result of the Mandatory Conversion, the Note shall be of no further force or effect and shall be terminated. The Holder shall thereafter return this Note to the Company via a nationally recognized overnight delivery service (or provide an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the fifth trading day for the Common Stock following the Mandatory Conversion, the Company shall cause its transfer agent to issue and deliver to the Holder at the address specified in this Note or such other address as directed by the Holder, a certificate, registered in the name of the Holder, for the number of Units to which the Holder is entitled."

2.2 Upon execution of this Amendment, the Company will issue to the Buyer an Amended and Restated 12% Unsecured Convertible Promissory Note of the Company ("Amended Note") reflecting the amendments set forth herein.

3. Amendment to Unit Warrant.

3.1 The parties hereby agree that the definition of Exercise Price in the preambles to the Unit Warrant shall be deleted and replaced in its entirety by the following:

"(iii) "Exercise Price" means $0.75 per share of Common Stock pre-split ($9.75 per share of Common Stock post-split), subject to adjustment as provided herein, or, upon the closing of a financing (a "Qualified Offering") by the Company during the term of the Note involving the sale of at least $15,000,000 in equity securities by the Company (and/or securities convertible into equity securities of the Company (the "Equity Financing Securities")), a per share price equal to 125% of the price per share of the Equity Financing Securities sold in the Qualified Offering;"

3.2 Upon execution of this Amendment, the Company will issue to the Buyer an Amended and Restated Warrant ("Amended Unit Warrant") reflecting the amendments set forth herein.

2

4. Grant of Additional Registration Rights.

4.1 Piggyback Registration Rights.

(a) The parties hereby agree that, in addition to the registration rights currently set forth in the Registration Rights Agreement, and subject to the terms and conditions thereof, each Buyer (together with any permitted transferee of such Buyer's Note, as amended, a "Holder") is hereby granted the right to "piggyback" the Unit Shares and Unit Warrant Shares issuable and/or issued upon exercise of the Unit Warrants, as amended (such shares being referred to herein as "Registrable Securities"), on any registration statement filed by the Company to register the equity securities (or other Company securities convertible, exercisable or exchangeable for Company equity securities) issued by the Company in connection with a Qualified Offering (the "Registration Statement"), so long as the registration form to be used is suitable for the registration of the Registrable Securities (a "Piggyback Registration") (it being understood that the Form S-8 and Form S-4, or any successor forms, may not be used for such purposes), all at the Company's cost and expense (except commissions or discounts and fees of any of the Holder's own professionals, if any; it being understood that the Company shall not be obligated to pay the fees and expenses of Holder's counsel); provided, however, that this Section 4.1(a) shall not apply to any Registrable Securities if such Registrable Securities may then be sold under Rule 144 (assuming the Holder's compliance with the provisions of the Rule) with the result that the sold securities are freely tradable without restriction and the Company delivers an opinion to that effect to the transfer agent; and provided, further, that if the offering with respect to which a Registration Statement is filed is an underwritten primary or secondary offering of the Company's securities and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriter's ability to effect an orderly distribution of such securities or otherwise adversely effecting such offering (including, without limitation, causing a diminution in the offering price of the Company's securities) the Company will include in such Registration Statement: (i) first, the securities being sold for the account of the Company; and (ii) second, the number of securities with respect to which the Company has granted rights to participate in such registration (including the Registrable Securities) that, in the opinion of such underwriter, can be sold pro rata among the respective holders of such securities on the basis of the amount of such securities then owned by each such Holder. The Company shall give each Holder of Registrable Securities at least fifteen (15) days written notice of the intended filing date of any Registration Statement, other than a registration statement filed on Form S-4 or Form S-8, or any successor forms, and each Holder of Registrable Securities shall have seven (7) days after receipt of such notice to notify the Company of its intent to include the Registrable Securities in the Registration Statement.

(b) If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all Holders of the Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration and (ii) in the case of a determination to delay such registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Company securities.

4.2 Expenses. The Company shall bear all fees and expenses attendant to registering the Registrable Securities (except any underwriters' discounts and commissions and fees of any of the Holders' own professionals, if any; it being understood that the Company shall not be obligated to pay the fees and expenses of Holder's counsel). The Company agrees to use its best efforts to cause the filing required herein to become effective promptly and to qualify to register the Registrable Securities in such States as are reasonably requested by the Holder; provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause (a) the Company to be obligated to register or license to do business in such State, (b) subject the Company to any material tax where it is not then so subject, (c) require the Company to file a general consent to service of process in such jurisdiction, or (d) the principal stockholders of the Company to be obligated to escrow any of their shares of capital stock of the Company.

3

4.3 Indemnification. The Company shall indemnify and hold harmless the Holder of the Registrable Securities to be sold pursuant to any Registration Statement filed hereunder, and each of such Holder's officers, directors, employees, agents, partners, legal counsel and accountants, and each person, if any, who controls each of the foregoing within the meaning of Section 15 of the Securities Act or Section 20(a) of the 1934 Act, as amended, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any other statute or at common law or otherwise under laws of foreign countries, arising from such Registration Statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (a) any preliminary prospectus, registration statement or prospectus (as from time to time each may be amended and supplemented); (b) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Registrable Securities; or (c) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; unless such statement or omission is made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Holders expressly for use in a preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the holders of the Registrable Securities of the commencement of any litigation proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Registrable Securities or in connection with any such registration statement or prospectus.

4.4 The Company shall keep the Registration Statement filed to register the Registrable Securities "evergreen" until the earlier of (a) one year from the date it is declared effective by the SEC or (b) until Rule 144 is available to the holders of Registrable Securities who are not and have not been affiliates of the Company with respect to all of their Registrable Securities, whichever is earlier.

4.5 The Holders of Registrable Securities removed from the Registration Statement as a result of a "cutback comment" shall have piggyback registration rights for such Registrable Securities with respect to any registration statement filed by the Company following the effectiveness of the Registration Statement that would permit the inclusion of such shares.

5. Subordination.

5.1 The Subordinated Debt shall be subordinate and subject in right of payment, in all respects, to all Senior Debt.In addition, the liens and security interests of the holders of New Notes (collectively, the "Senior Creditors") in the assets of the Company (insofar as they secure Senior Debt) shall be prior and superior to any liens and security interests of the Buyer, and other holders of the Prior Notes therein, and the Buyer hereby expressly subordinates any liens and security interests he, she, or it may hold from time to time in any assets of the Company to the Senior Creditors' liens and security interests therein (insofar as such liens and security interests of the Senior Creditor secure Senior Debt).

4

6. Miscellaneous.

6.1 Each of the parties to this Amendment represents and warrants, with respect to itself, that such party is duly authorized to execute, deliver and perform this Amendment, that this Amendment has been duly executed by such party, and that this Amendment is a valid and binding agreement of such party, enforceable against such party in accordance with its terms.

6.2 Except as specifically amended or modified as set forth herein, all other terms of the Purchase Agreement, Notes, Unit Warrants, Registration Rights Agreement, and Escrow Agreement, each as heretofore amended, are ratified and confirmed and remain in full force and effect, to the extent they are in full force and effect as of the date of this Amendment.

6.3 This Amendment may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

6.4 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in federal or state court sitting in the New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.

6.5 This Amendment may be executed in counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or PDF transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

[Signature Page Follows]

5

IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

CÜR MEDIA, INC.

By:
Name:	Thomas Brophy
Title:	Chief Executive Officer

Acknowledged and Agreed to:

BUYER (individual)	BUYER (entity)

Signature	Name of Entity

Print Name	Signature

Signature (if Joint Tenants or Tenants in Common)	Print Name

Principal Amount of Note/Amended Note	Title

Number of Unit Warrant Shares	Principal Amount of Note/Amended Note

Number of Unit Warrant Shares

6

EXHIBIT A

Form of Amended Note

7

EXHIBIT B

Form of Amended Warrant

8